UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 16, 2026
PRA Group, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware		000-50058	75-3078675
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

120 Corporate Boulevard
Norfolk,	Virginia		23502
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:	(888)	772-7326
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRAA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On June 16, 2026, PRA Group, Inc. (the "Company") held its 2026 Annual Meeting of Stockholders (the "2026 Annual Meeting"). At the 2026 Annual Meeting, the Company’s stockholders approved the amendment of the PRA Group, Inc. 2022 Omnibus Incentive Plan (the “2022 Equity Plan”) to increase the share limit of the 2022 Equity Plan by an additional 3,500,000 shares of the Company’s common stock (as amended, the “Amended and Restated 2022 Equity Plan”).

The material terms of the Amended and Restated 2022 Equity Plan are described in more detail in the Company’s proxy statement for the 2026 Annual Meeting filed with the Securities and Exchange Commission on April 30, 2026 (the “Proxy Statement”). The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated 2022 Equity Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) and (b) During the 2026 Annual Meeting, the Company’s stockholders voted as follows on the matters set forth below:

1.Election of Directors. The Company’s stockholders elected the following nominees to serve as directors until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified based upon the following votes:

	For	Against	Abstain	Broker Non-Vote
Adrian M. Butler	29,976,285	2,019,831	6,877	2,029,734
Marjorie M. Connelly	31,631,104	364,227	7,662	2,029,734
Steven D. Fredrickson	31,155,345	840,256	7,392	2,029,734
Dame Jayne-Anne Gadhia	31,457,977	533,624	11,392	2,029,734
Geir L. Olsen	29,483,901	2,511,714	7,378	2,029,734
Brett L. Paschke	29,792,876	2,202,736	7,381	2,029,734
Martin Sjolund	31,595,798	397,219	9,976	2,029,734
Scott M. Tabakin	30,862,064	1,133,136	7,793	2,029,734
Lance L. Weaver	28,885,156	3,106,214	11,623	2,029,734

2.Ratification of the Appointment of Ernst & Young LLP. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, based upon the following votes:

For	Against	Abstain
33,877,552	146,010	9,165

3.Advisory Vote on Named Executive Officer Compensation. The Company’s stockholders approved the advisory vote on the compensation of the Company’s named executive officers ("Say-on-Pay") based upon the following votes:

For	Against	Abstain	Broker Non-Vote
29,754,777	2,204,747	43,469	2,029,734
4.Amendment to Increase the Share Authorization under the 2022 Equity Plan. The Company’s stockholders approved an amendment to increase the number of shares authorized under the 2022 Equity Plan based upon the following votes:

For	Against	Abstain	Broker Non-Vote
26,552,984	5,442,103	7,906	2,029,734

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
10.1
PRA Group, Inc. Amended and Restated 2022 Omnibus Incentive Plan (incorporated by reference to Appendix B to PRA Group, Inc.’s Definitive Proxy Statement on Schedule 14A filed on April 30, 2026 (File No. 000-50058)).

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

Date: June 23, 2026	By:	/s/ Rakesh Sehgal
Rakesh Sehgal
Executive Vice President and Chief Financial Officer